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                                                                    Exhibit 32.1


                       CERTIFICATION OF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



         In connection with the Form 10QSB of Prevention Insurance.com for the quarter ended July 31, 2004, I, Scott Goldsmith, President of Prevention Insurance.com, hereby certify pursuant to 18 U.S.C. ss1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge and believe that:

(1) Such form 10QSB for the quarter ended October 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information. contained is such Form 1OQSB for the quarter ended October 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Prevention Insurance.com.

                            Prevention Insurance.com


                            By:
                                   /s/ Scott Goldsmith
                            -----------------------------------
                                Scott Goldsmith, President